                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             CITIZENS BANCORP/OR
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        (Citizens Bancorp Letterhead)


To our Shareholders:

Enclosed with this letter you will find our notice of the Annual Meeting of Shareholders to be held on Tuesday, April 21, 1998, at 7:00 p.m. in our Main Office Lobby in Corvallis, Oregon, a Proxy Statement describing the purpose of the meeting and the business to be conducted at the meeting, a proxy for the purpose of conducting business at the Annual Meeting, and our 1997 Annual Report, which includes audited financial statements.

The only item of business proposed by management is the election of Directors.

The Board of Directors is proposing that the two Directors whose terms have expired be re-elected as Directors for a three-year term. The details of this proposal are clearly outlined in the enclosed proxy statement.

We are very pleased with the condition and progress of Citizens Bancorp to date. 1997 was a strong year in terms of financial performance. Our real gains, however, came in the areas of human resource development and operational improvements.

We have also been taking careful advantage of some opportunities created by large bank consolidation. This has helped us build some new relationships that should be rewarding for years to come.

1998 should be another strong year for us. We plan a much greater commitment to the Albany area with a new full service office (our second). The Albany, Lebanon, and Tangent areas are growing rapidly and should support our banking commitment very well. As long as we have a strong economy, we should experience continued growth and success.

Please let me know if you have any questions or concerns. Please complete, sign, and return the enclosed proxy. Thank you.

Respectfully Yours,

/s/ William V. Humphreys

William V. Humphreys
President & Chief Executive Officer

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                        SHAREHOLDERS OF CITIZENS BANCORP

                     Date of Proxy Statement: March 17, 1998


I. ANNUAL MEETING INFORMATION

PURPOSES OF ANNUAL MEETING

        This Proxy Statement (the "Proxy Statement") is furnished by Citizens Bancorp ("Bancorp") to its shareholders in connection with the solicitation of proxies by the Board of Directors of Bancorp for use at the 1998 annual meeting (the "Annual Meeting") of Bancorp shareholders. At the Annual Meeting, shareholders will consider and vote upon the following matters:

        1. Election of Directors. To elect two (2) directors of Bancorp to serve for three-year terms beginning April 21st, 1998.

        2. Other Matters. To consider and vote on such other matters as may properly be raised at the Annual Meeting. The management of Bancorp does not intend to present any matters at the Annual Meeting other than the election of directors, and as of the date of this Proxy Statement has no knowledge of any matters which may be presented by shareholders of Bancorp at the Annual Meeting.

DATE, TIME AND PLACE

        The Annual Meeting will be held on April 21st, 1998 at 7:00 p.m., Pacific Time, in the lobby of the main office of Citizens Bank, Bancorp's wholly-owned subsidiary, 275 Southwest Third Street, Corvallis, Oregon 97330. The telephone number of Citizens Bank at that address is (541) 752-5161.

RECORD DATE AND VOTING RIGHTS

        Bancorp's Board of Directors has fixed the close of business on March 17, 1998 as the record date for determining the holders of outstanding shares of Bancorp's common stock entitled to notice of and to vote at the Annual Meeting. Each share of Bancorp common stock will be entitled to one vote on the matters to be considered at the Annual Meeting. The number of shares of common stock of Bancorp outstanding on the record date is 1,945,568.304 held by 689 shareholders of record. The number of votes held in the aggregate by the holders of those shares is 1,945,568.304.

REQUIRED SHAREHOLDER VOTES; EFFECT OF ABSTENTION

        The election of directors to the Bancorp Board requires the vote of the holders of a majority of the issued and outstanding shares of Bancorp's common stock. An abstention will have the same effect as a vote against the nominee or nominees.

SOLICITATION AND USE OF PROXIES

        The enclosed proxy is solicited on behalf of the Board of Directors of Bancorp. Proxies may be solicited by directors, officers and employees of Bancorp by mail, personal interview, telephone or telegram. All costs of soliciting proxies will be paid by Bancorp. Each properly completed proxy returned in time for voting at the Annual Meeting will be voted in accordance with the instructions provided in the proxy. If a signed proxy is received without voting instructions, the proxy will be voted in favor of management's nominees for director and in management's discretion as to other matters raised at the Annual Meeting.

REVOCATION OF PROXIES

        Any person providing a proxy in the form accompanying the Proxy Statement may revoke the proxy at any time prior to its exercise at the Annual Meeting. The proxy may be revoked by written notification to Bancorp, by timely submission to Bancorp of a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder who attends the Annual Meeting need not revoke his or her proxy and vote in person unless he or she so elects.

RETURN OF PROXIES

        Each shareholder is requested to sign and date the accompanying proxy and return it promptly in the enclosed stamped addressed envelope, whether or not the shareholder plans to attend the Annual Meeting in person.

        BANCORP RESPECTFULLY REQUESTS ALL SHAREHOLDERS TO RETURN THEIR PROXIES TO BANCORP AS PROMPTLY AS POSSIBLE.

II. BUSINESS OF THE ANNUAL MEETING, MANAGEMENT'S NOMINEES FOR DIRECTOR AND INFORMATION REGARDING BANK MANAGEMENT IN 1997.

BUSINESS OF THE ANNUAL MEETING

        Management knows of only one matter, the election of directors to the Bancorp Board of Directors, to be presented at the 1998 Annual Meeting for a shareholder vote.

NOMINEES TO THE BOARD OF DIRECTORS OF BANCORP

        The Bancorp Board of Directors is divided into three classes of directors. At each annual meeting of shareholders, members of one of the classes, on a rotating basis, are elected for a three-year term. Management proposes the following nominees for election to the Board of Directors of Bancorp for a three-year terms beginning April 21, 1998. All of these nominees are presently members of Bancorp's Board of Directors, all of whose terms expire on April 21, 1998.

        Nominee No. 1: William V. Humphreys, age 50, has served as the President and Chief Executive Officer of Citizens Bank since January 2, 1996, and as the President and Chief

Executive Officer of Bancorp since its formation as the holding company of Citizens Bank in 1997. Mr. Humphreys has been in the banking industry since 1968. Prior to joining Citizens Bank he served as President of Columbia River Banking Company in The Dalles, Oregon. From 1988 to 1995 he was President/CEO of Juniper Banking Company in Madras, Oregon. He has been a director of Citizens Bank since 1996, and a director of Bancorp since its formation in 1997.

        Nominee No. 2: John Truax, age 43, is the President of Truax Corporation, a distributor of petroleum products. He has been in the petroleum distribution business since 1976. Mr. Truax has been a director of Citizens Bank since 1995, and a director of Bancorp since its formation in 1997.

        THE BOARD OF DIRECTORS OF BANCORP RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE.

        Although Bancorp knows of no reason why any of the above nominees may be unable or unwilling to serve, if any nominee becomes unable or unwilling to serve, it is the intention of the persons named in the proxy to vote for any substitute nominee the Board of Directors of Bancorp may recommend.

MEMBERS OF THE BOARD OF DIRECTORS OF BANCORP CONTINUING IN OFFICE

        The following individuals are presently members of the Board of Directors of Bancorp whose terms in office do not expire on the date of the 1998 Annual Meeting. All of these individuals have been directors of Bancorp since its formation in 1997.

        Scott A. Fewel, age 51, is an attorney in private practice in Corvallis, Oregon and is a partner in the law firm of Eickelberg & Fewel. Mr. Fewel has practiced law for over 24 years. In addition to his private practice Mr. Fewel has served as the City Attorney for Corvallis, Oregon since 1971. He has been a director of Citizens Bank since 1996. Mr. Fewel's term as director expires on the date of the 1999 Annual Meeting of Bancorp.

        Jock Gibson, age 56, is the President of Lochmead Dairy, Inc., a dairy food processing company, and the Vice President of Dari Mart Stores, a retail grocery. He has been in the dairy food processing and retail business since 1965. He has been a director of Citizens Bank since 1993. Mr. Gibson's term as director expires on the date of the year 2000 Annual Meeting of Bancorp.

        Dr. Larry C. Hunter, age 66, is a private investor and an independent computer consultant. Until its sale in 1996, Dr. Hunter was the President of Hunter International, Inc., a software development and computer consulting company. He has been in the computer software business since 1968, and has been a director of Citizens Bank since 1982. Dr. Hunter's term as director expires on the date of the 1999 Annual Meeting of Bancorp.

        James E. Richards, age 59, is the general manager of Fisher Implement Company, a farm implement distributor in Albany, Oregon. Mr. Richards has been in the farm implement business since 1964. He has been a Citizens Bank director since 1988. Mr. Richard's term as director expires on the date of the year 2000 Annual Meeting of Bancorp.

        Gene N. Thompson, age 61, is the co-owner and operator of Thompson Timber Co., and has been in the business of logging, hauling and selling timber since 1959. Mr. Thompson has been a director of Citizens Bank since 1980, and presently serves as the Chairman of the Board of Directors. Mr. Thompson's term as director expires on the date of the year 2000 Annual Meeting of Bancorp.

        Rosetta C. Venell, age 58, is the secretary-treasurer of Venell Farms, Inc., Venell Pellets, Inc. and Mid-Valley Agricultural Products, Inc., and is involved in the daily management of these companies. She has been in the agriculture business, including farming, feed manufacture and seed marketing, since 1957. Ms. Venell is also the co-owner of an equipment leasing company and a director of Good Samaritan Hospital in Corvallis, Oregon. She has been a director of Citizens Bank since 1981. Ms. Venell's term as director expires on the date of the 1999 Annual Meeting of Bancorp.

MEMBERS OF THE BOARD OF DIRECTORS OF CITIZENS BANK

        As of the date of this Proxy Statement the members of the Board of Directors of Bancorp and of Citizens Bank, the wholly-owned subsidiary of Bancorp, are identical. Shareholders of Bancorp do not elect the members of the Board of Directors of Citizens Bank. Bancorp, acting through its Board of Directors, elects the Board of Directors of Citizens Bank.

EXECUTIVE OFFICERS OF BANCORP AND OF CITIZENS BANK

        The executive officers of Bancorp and of Citizens Bank are William V. Humphreys, Daniel E. Wybenga, Lark E. Wysham, and Scott Zimbrick.

        William V. Humphreys, age 50, is the President and Chief Executive Officer of Bancorp and of Citizens Bank. Mr. Humphreys is a director nominee, and information concerning his business experience and background is contained in the Section above entitled "Nominees to the Board of Directors of Bancorp."

        Daniel E. Wybenga, age 57, is Executive Vice President in charge of loan administration of Citizens Bank. He joined Citizens Bank in 1975. Prior to his present appointment he served as a Senior Vice President of Citizens Bank in charge of loan administration.

        Lark E. Wysham, age 48, is the Senior Vice President and Chief Financial Officer of Bancorp and of Citizens Bank. She joined Bancorp and Citizens Bank in 1997. From 1995 to 1997 she served as Executive Vice President and Chief Operations officer of Columbia River Banking Company. For many years prior to 1995 she was Vice President/Operations at Juniper Banking Company.

        Scott Zimbrick, age 42, is a Senior Vice President and Branch Manager of Citizens Bank. He joined Citizens Bank in 1997. Prior to that time he served for many years as an area Vice President for Wells Fargo Bank.

BANCORP STOCK OWNERSHIP OF BOARD NOMINEES, BOARD MEMBERS AND EXECUTIVE OFFICERS

        The following table sets forth the ownership of Bancorp common stock, Bancorp's only class of stock, beneficially owned as of January 31, 1998 by the two nominees to the Board of Directors of Bancorp, by the Directors of Bancorp continuing in office, and by the executive officers of Bancorp and Citizens Bank, and the percentage of total Bancorp shares owned by each based on total issued and outstanding shares of 1,945,568.304.

                                    Shares Owned*        % of Total Bancorp Shares
Director Nominees
William V. Humphreys                  3,354.191                     .1724%
John Truax                            2,231.671                     .1147%

                                    Shares Owned*        % of Total Bancorp Shares
Directors Continuing in Office

Scott A. Fewel                          980.745                     .0504%
Jock Gibson                           4,364.904                     .2243%
Dr. Larry C. Hunter                  53,928.326                    2.7718%
James E. Richards                     9,076.958                     .4665%
Gene N. Thompson (1)                365,186.985                   18.7701%
Rosetta C. Venell                    28,946.163                    1.4877%
Total Share Ownership of
Directors and Director
Nominees (8 total):                 468,069.943                   24.0582%

                                    Shares Owned*        % of Total Bancorp Shares
Executive Officers

William V. Humphreys (2)              3,354.191                     .1724%
Daniel E. Wybenga                     1,705.643                     .0876%
Lark E. Wysham                           61.000                     .0031%
Scott Zimbrick                           41.000                     .0021%

  Subtotal:                           5,161.834                     .2653%

Total Share Ownership of
Directors, Director Nominees
and Executive Officers as a
Group (11 total):                   469,877.586                   24.1511%


        *Share ownership totals include shares held individually, shares owned jointly with other persons including spouses, shares held in trust for the owner or for the owner's minor children, shares owned by other immediate family members and their spouses, and shares owned or controlled directly or indirectly by any of the above through partnerships or corporations.

        (1) See the Section and table immediately below for further information concerning the share ownership of the Gene N. Thompson family.

        (2) Share ownership also included in share subtotal for director nominees.

BANCORP STOCK OWNERSHIP OF HOLDERS OF MORE THAN 5% OF STOCK

        The Gene N. Thompson family, consisting of Gene N. Thompson and his wife, their three children, and their three grandchildren, collectively are the beneficial owners of 365,186.985 shares of Bancorp stock, or 18.7701% of all issued and outstanding common stock of Bancorp. Four individual members of the Gene N. Thompson family, through individual, custodial and joint ownership, own or control more than 5% of Bancorp's stock. The following table sets forth the ownership of Bancorp common stock (the only class of stock of Bancorp) held as of January 31, 1998 by each of these four individuals. The address for mailing purposes for the Gene N. Thompson family is c/o Citizens Bank, P.O. Box 30, Corvallis, Oregon 97339.

                                   Shares Owned*     % of Total Bancorp Shares
Courtenay A. Thompson (1)          81,609.991            4.1946%
Eric C. Thompson (2)               95,314.085            4.8990%
Gene N. Thompson (3)              151,025.864            7.7625%
Gina Morrow (4)                   171,647.932            8.8225%

        *Certain shares in this column are owned jointly by one or more individual members of the Gene N. Thompson family through an Oregon corporation and through an Oregon general partnership. The total number of shares jointly owned are included for each such individual. Since such jointly owned shares have been counted more than once, the sum of the shares displayed in this column do not equal the total share ownership of the Gene N. Thompson family, which does not exceed 365,186.985 shares in the aggregate.

        (1) Includes 51,846.835 shares owned individually and 29,763.156 shares owned jointly.

        (2) Includes 54,489.331 shares owned individually, 24.901 shares owned by Mr. Thompson's spouse, 5,853.432 shares for which Mr. Thompson and his spouse are custodians, 29,763.156 shares owned jointly and 5,183.265 shares in an individual retirement account.

        (3) Includes 14,833.677 shares owned individually, 2,976.019 shares owned by Mr. Thompson's spouse, 28,568.437 shares for which Mr. Thompson is a custodian, and 104,647.731 shares owned jointly.

        (4) Includes 67,000.201 shares owned individually and 104,647.731 shares owned jointly.

1997 BOARD AND COMMITTEE MEETINGS OF BANCORP

        The Board of Directors of Bancorp held a total of 8 regularly scheduled Board meetings during the 1997 calendar year. Each member of the Board of Directors, excluding the Board's one emeritus director, attended in excess of seventy-five percent (75%) of such meetings. The emeritus director attended two Board meetings in calendar 1997. The Board of Directors of Bancorp appointed no committees during the calendar year ending December 31, 1997.

1997 BOARD AND COMMITTEE MEETINGS OF CITIZENS BANK

        The Board of Directors of Citizens Bank held a total of 14 regularly scheduled Board meetings and one special full-day Board meeting during the 1997 calendar year. Each member of the Board of Directors except one (John Truax), and except the Board's one emeritus director, attended in excess of eighty percent (80%) of such meetings. John Truax attended seventy-three percent (73%) of such meetings. The emeritus director attended two Board meetings in calendar 1997.

        The Board of Directors of Citizens Bank appointed seven committees during the calendar year ending December 31, 1997: (1) the Audit/Examination Committee, (2) the Human Resources Committee, (3) the Investment/Asset-Liability Committee, (4) the Lending/CRA Committee, (5) the Nominating Committee, (6) the Management Review Committee, and (7) the EDP Committee.

        The Audit/Examination Committee met five times during calendar 1997. This Committee reviews Citizens Bank's compliance with audit and bank policies and procedures, reviews reports prepared by Citizens Bank's accountants, recommends the selection of Citizens Bank's outside accountants, and advises the Board of Directors concerning Citizens Bank's compliance with Bank policy and federal and state regulations. The members of the Audit/Examination Committee are Larry C. Hunter, Chairperson, John Truax, Gene N. Thompson and Scott Fewel.

        The Human Resources Committee met two times during calendar 1997. This Committee evaluates the performance of Citizens Bank's executive officers, makes recommendations to the Board of Directors concerning compensation and personnel issues, reviews and makes recommendations concerning employee benefits issues, and reviews and monitors any claims of employees against Citizens Bank. The members of the Human Resources Committee are Jock Gibson, Chairperson, Gene N. Thompson, William V. Humphreys and Rosetta C. Venell.

        The Investment/Asset Liability Committee met one time during calendar 1997. This Committee was formed to establish, update and monitor Citizens Bank's policies concerning asset, liability, liquidity and interest rate management, oversee the management of these functions, and recommend to the Board of Directors where appropriate the retention of securities advisors and brokers. The members of this Committee are James E. Richards, Chairperson, John Truax, William V. Humphreys and Rosetta C. Venell.

        The Lending/CRA Committee met ten times during calendar 1997. This Committee reviews Citizens Bank's compliance with Citizens Bank's loan and CRA policies and procedures, advises the Board of Directors of any material violations of these policies, and reviews and approves loans recommended by Citizens Bank's management that exceed internal approval limits. The members of the Lending/CRA Committee are William V. Humphreys, Chairperson, Jock Gibson, James E. Richards and Scott Fewel.

        The Nominating Committee did not meet during calendar 1997. This Committee recommends prospective members of the Board of Directors of Citizens Bank. The members of the Nominating Committee are Gene N. Thompson, Chairperson, Rosetta C. Venell, Jock Gibson and James E. Richards.

        The Management Review Committee met two times during calendar 1997. This Committee evaluates the performance of Citizens Bank's President and Chief Executive Officer and recommends compensation for this officer. The members of this Committee consist of all of the outside directors of Citizens Bank. The Chairperson is Gene N. Thompson.

        The EDP Committee did not meet during calendar 1997. This Committee reviews Citizens Bank's data processing operations and procedures. The members of the EDP Committee are Larry C. Hunter, Chairperson and William V. Humphreys, together with two individuals who are not members of the Citizens Bank Board, Robert C. Bride, Jr. and Lark E. Wysham.

EXECUTIVE COMPENSATION

        The following table shows the compensation paid by Citizens Bank for services rendered during the calendar years 1997, 1996 and 1995 for the President and Chief Executive Officer of Citizens Bank. No other officer or employee of Citizens Bank earned compensation, including salary plus bonus, which exceeded $100,000 for these calendar years.

President and Chief
Executive Officer             Year           Salary         Bonus           Other
                              ----           ------         -----           -----
Compensation
William V. Humphreys          1997          $122,000       $12,000         $6,000(1)

William V. Humphreys          1996          $115,000       $     0         $6,000(1)

Ray L. Stephenson             1995          $129,703(2)    $12,075(3)      $4,800(4)

        (1) Automobile allowance of $500 per month.

        (2) Mr. Stephenson deferred payment of $30,594 in 1995.

        (3) Payment of this bonus was deferred in 1995. Payment was made in the first quarter of 1996, following Mr. Stephenson's retirement on December 31, 1995.

        (4) Automobile allowance of $400 per month.

COMPENSATION OF BANCORP DIRECTORS

        The members of the Board of Directors of Bancorp do not received separate compensation for their service as Board members of Bancorp.

COMPENSATION OF CITIZENS BANK DIRECTORS

        Six directors (excluding the Chairman) of Citizens Bank received compensation of $700 per month in calendar 1997. The Chairman was paid compensation of $1,400 per month. No such compensation was paid to the President and Chief Executive Officer of Citizens Bank, who is also a member of the Citizens Bank Board of Directors. There was one emeritus director of Citizens Bank during the 1997 calendar year, who received $700 per month in calendar 1997. The compensation paid to outside and emeritus directors constitutes the entire compensation paid to them for their work as directors, including preparing for and attending all regular and special Board meetings, preparing for and attending committee meetings, and rendering advice and assistance to Citizens Bank in their capacities as directors.

PROFIT-SHARING RETIREMENT PLAN

        Citizens Bank has had an Employee Profit-Sharing and Retirement Plan (the "Plan") in effect since 1960. All Citizens Bank employees who have been employed by Citizens Bank for 12 consecutive months from a start date of January 1 or July 1 in any given year are eligible to participate. Members of the Board of Directors of Bancorp or of Citizens Bank are not eligible to participate unless they are also Citizens Bank employees. The Plan is qualified as a retirement plan under the Employee Retirement Income Security Act of 1974.
The normal retirement age under the Plan is 65.

        Contributions to the Plan are made at the sole discretion of the Citizens Bank Board of Directors. Employees may not make contributions. The benefits payable to an employee covered by the Plan depend on a number of factors, including Citizens Bank's contributions to the Plan, the present and future compensation paid to the employee and the performance of the investments purchased and managed under the Plan.

        The amount approved by the Citizens Bank Board of Directors for contribution to the Plan in any fiscal year may not exceed 15% of the value of the aggregate salaries paid to participants in the Plan. Contributions to the Plan are allocated by the Plan trustee and administrator among Plan participants on a pro-rata basis as determined by the yearly salary of each participant.

        As of December 31, 1997 there were a total of 2 executive officers and 77 other employees of Citizens Bank who were participants in the Plan. The executive officer participants were (1) William V. Humphreys President and Chief Executive Officer, and (2) Daniel E. Wybenga, Executive Vice President, Loan Administration.

        The following table shows the amounts expensed by Citizens Bank as contributions to the Plan for the fiscal year ending December 31, 1997 for the participants shown, and the aggregate value of contributions under the Plan as of the end of that period.

                                 Amount Expensed in  Aggregate Value Accrued
                                 Fiscal Year 1997    as of December 31, 1997
Executive Officers as a Group
   (2 Total)                        $       32,250        $403,828

Citizen Bank Employees as a
Group (excluding Executive
Officers)                           $       248,741       $3,199,890

Totals for All Plan
Participants (79 Total)             $       280,991       $3,603,718

STOCK OPTIONS

        Bancorp does not have a stock option plan, and no options to purchase shares of common stock of Bancorp were awarded to anyone in fiscal 1997.

TRANSACTIONS INVOLVING EXECUTIVE OFFICERS AND DIRECTORS OF BANCORP AND CITIZENS BANK

        Citizens Bank extends credit from time to time to some of the executive officers and directors of Bancorp and of Citizens Bank in the ordinary course of business. All such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and the loans do not involve more than the normal risk of collectibility or present any other unfavorable features. As of December 31, 1997 there were outstanding loans to a total of 10 executive officers and directors of Bancorp or to companies in which such officers or directors have an interest. The total of all such loans, plus unfilled commitments to lend, was $7,692,254.73. None of these loans were delinquent as of December 31, 1997.

        As of December 31, 1997 no indebtedness of any one individual or company exceeded 10% of the equity capital accounts of Bancorp and its wholly-owned subsidiary, Citizens Bank. However, Citizens Bank presently has outstanding commitments to Truax Corporation to provide working capital financing under a short-term line of credit facility, up to a maximum of $3,000,000. Truax Corporation is owned and controlled by John Truax, a member of the Board of Directors of Bancorp and of Citizens Bank. As of December 31, 1997, no portion of this credit facility had been drawn on by Truax Corporation. If Truax Corporation were to draw on the full $3,000,000 credit facility, the potential liability of that company to Citizens Bank could exceed 10% of the total equity capital of Citizens Bank, depending on when the liability arises. As of December 31, 1997, the total equity capital of Citizens Bank was $19,270,258.54.

OTHER BUSINESS

        Bancorp's management knows of no other matters to be brought before the 1998 Annual Meeting for a vote. However, if other matters are presented for a vote at the Annual Meeting, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters. At the Annual Meeting, management will report on Bancorp's business, and shareholders will have an opportunity to ask questions. For information concerning the procedures provided by Bancorp's Articles of Incorporation for the presentation of business by shareholders at an annual meeting, see the Section below entitled "Proposals of Shareholders."

III. ADDITIONAL INFORMATION

INDEPENDENT AUDITORS - FISCAL 1997

        Bancorp retained David O. Christensen, C.P.A., as its independent auditor to audit Bancorp's financial statements for the fiscal year 1997. Mr. Christensen or a representative of his firm will be present at the Annual Meeting, will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.

        Citizens Bank retained the firm of Shiraishi and Kitchen, Inc. to perform the internal operational audit of Citizens Bank for fiscal 1997.

CHANGE IN INDEPENDENT AUDITORS - FISCAL 1998

        In December of 1997 Bancorp's management recommended to the Audit/Examination Committee of the Board of Directors that Bancorp solicit bids from independent certified public accountants to perform its accounting and auditing work beginning in the 1998 fiscal year. The Committee approved the recommendation, and directed management to schedule interviews to evaluate qualified candidates to serve as Bancorp's independent accountant.

        The Audit/Examination Committee scheduled interviews with three accounting firms as part of its review and evaluation process. David O. Christensen, C.P.A., was invited to be considered as a candidate for Bancorp's accounting and auditing work and to be included among firms interviewed. Mr. Christensen notified Bancorp on January 9, 1998 that he declined to stand for consideration or for re-election as Bancorp's independent accountant. The Committee held its interviews on February 11, 1998, and thereafter recommended that the accounting firm of Knight, Vale and Gregory, Inc., P.S. ("KVG") be retained as Bancorp's independent accountant. The recommendation was approved by the Bancorp Board of Directors on February 17, 1998.

        The recommendation did not arise from any disagreements, within the meaning of Item 304 of Regulation SEC S-K, between Bancorp and Bancorp's prior independent accountant, David O. Christensen, and there have been no such disagreements, or any "reportable events" under paragraph (a)(1)(v) of Item 304, with respect to any financial statement, audit, report or tax return or any matters relating thereto for Bancorp's or Citizens Bank's two most recent fiscal years or any subsequent interim period through January 9, 1998. In particular, with respect to such financial statements, Mr. Christensen's report did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        Mr. Christensen was retained by Bancorp to complete Bancorp's fiscal 1997 financial statements, audit and tax return. Beginning on February 18, 1998 KVG commenced providing accounting and audit services to Bancorp for matters arising in fiscal 1998.

ADDITIONAL INFORMATION

        Bancorp's Annual Report to Shareholders for the fiscal year ending December 31, 1997, including the financial statements of Bancorp and its subsidiary and the notes relating thereto, together with the report of the independent auditor and other information concerning Bancorp, will be sent to shareholders on or before the date of mailing to shareholders of this Proxy Statement.

        ADDITIONAL COPIES OF THE ANNUAL REPORT AND BANCORP'S FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES BUT NOT INCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE FROM LARK E. WYSHAM, CHIEF FINANCIAL OFFICER, CITIZENS BANCORP, P.O. BOX 30, CORVALLIS, OREGON 97330. COPIES OF EXHIBITS TO THE FORM 10-K WILL BE SUPPLIED UPON PAYMENT OF BANCORP'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS IN THE AMOUNT OF $.10 PER PAGE.

PROPOSALS OF SHAREHOLDERS

        Shareholders may present matters for consideration at any annual meeting of Bancorp. Shareholders are reminded that under Article VII of the Articles of Incorporation of Bancorp, there are certain procedural requirements relating to the presentation of business at an annual meeting by a shareholder. Unless otherwise permitted by the Board of Directors, any business, including without limitation nominations of directors, may be properly brought before an annual shareholders meeting, or before any special meeting of shareholders, by a shareholder only upon the shareholder's timely notice in writing to the Secretary of Bancorp. To be timely, a shareholder's written notice must be physically received at the principal executive offices of Bancorp not later than the close of business on the thirtieth (30th) calendar day before the date of the meeting.

        The notice provided by the shareholder must set forth (i) a brief description of each matter desired to be brought before the meeting and the reason for conducting such business at the meeting, (ii) the name and address of the proposing shareholder, (iii) the class and number of shares of stock of Bancorp which are beneficially owned by the proposing shareholder, (iv) any material interest of the shareholder in the business proposed, and (v) as for each person whom the shareholder proposes to nominate for election as a director
(a) the name, age, business address, and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number or shares of stock, if any, of Bancorp which are beneficially owned by such person, (d) the proposed nominee's written consent, and (e) any other information relating to such person that is required to be disclosed or is otherwise required by any applicable law.

        With respect to proposals to be considered at the 1999 Annual Meeting of shareholders, if a shareholder wishes to present a proposal at that Annual Meeting and also wishes to have the proposal included in Bancorp's official Proxy Statement for the 1999 Annual Meeting, the written notice of proposal must be submitted to the Secretary of Bancorp no later than December 31, 1998.

STOCK PERFORMANCE GRAPH

        The following line graph compares the total cumulative shareholder return on Bancorp's common stock, based on quarterly reinvestment of all dividends, to the cumulative total returns of the Standard & Poor's S&P Composite 500 Index and the Standard & Poor's S&P Major Regional Bank Index. The graph assumes $100 invested on December 31, 1992 in Bancorp's common stock and each of the indices.

                                [PERFORMANCE GRAPH]


                                                             DECEMBER 31,
                                      1992      1993      1994      1995       1996      1997
--------------------------------- --------- ---------- ---------- --------- ---------- ---------
CITIZENS BANCORP*                     $100     159.05     220.94    276.31     297.27    353.55
S&P 500                               $100     110.10     111.77    153.82     187.68    251.54
S&P MAJOR REGIONAL BANKS              $100     109.23     102.41    159.74     218.12    331.25

        *Bancorp became the holding company of Citizens Bank effective July 1, 1997, and the stock performance data shown above encompasses the performance of Citizens Bank common stock prior to that date. This stock performance data is based solely on prices reported to Bancorp and to Citizens Bank for specific transactions between buyers and sellers who informed Bancorp or Citizens Bank of specific transactions. There was and is no established market for the common stock of either Bancorp or Citizens Bank, and their common stock was not and is not listed on any exchange or other trading or quotation system. Stock performance data for these entities may not represent all transactions in the shares traded for the periods in question, and no assurance can be given as to the accuracy of reported prices, as the prices were not independently verified. The data is based on prices for actual sales transactions only, and excludes offers to buy or offers to sell.

                                CITIZENS BANCORP

                   P.O. Box 30, Corvallis, Oregon 97339-0030

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                   April 21, 1998 Annual Meeting

Please sign EXACTLY as your name appears below. If shares are held by two or more persons, each must sign. Please supply your title if you are signing as an attorney, executor, trustee, guardian, corporate officer, or in some other representative capacity.

                                   Number of Shares:
                                                     -----------------

                                   -----------------------------------
                                   Signature

                                   -----------------------------------
                                   Signature

                                   Date:             , 1998
                                        -------------

Please complete, date, sign, and promptly return this proxy in the enclosed envelope. Thank you.


                        CITIZENS BANCORP - VOTING PROXY

I (we), whose signature(s) appear on the reverse side of this proxy, hereby appoint Rosetta C. Venell and Lark E. Wysham and each of them as proxies to vote all shares of stock of Citizens Bancorp that I (we) would be entitled to vote at the Annual Meeting of shareholders of Citizens Bancorp, to be held on April 21, 1998 at 7:00 p.m. Pacific Time, in Corvalis, Oregon, and at any adjournments thereof, with all powers I (we) would have if personally present, and as instructed below. This proxy is to be voted as specified below, or if no selections are made, shall be voted FOR the proposal shown. This proxy may also be voted in management's discretion on any other matters coming before the Annual Meeting.

     PROPOSAL: ELECTION OF DIRECTORS; Management's Nominees
               --------------------------------------------

          William V. Humphreys

          John Truax


          ____ FOR all nominees     ____ WITHHOLD AUTHORITY    ____ ABSTAIN
               (except as shown)

          To vote against an individual nominee, line out the nominee's name.
          -------------------------------------------------------------------